UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
June 9, 2006

Micron Technology, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10658	75-1618004
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8000 South Federal Way
Boise, Idaho 83716-9632
(Address of Principal Executive Offices)

(208) 368-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01                 OTHER EVENTS.

On June 9, 2006, Micron Technology, Inc. (“Micron”) and Lexar Media, Inc (“Lexar”) issued a joint press release announcing that the Securities and Exchange Commission has declared effective Micron’s registration statement on Form S-4 (File No. 333-134799), as amended, covering additional Micron stock to be issued to Lexar’s stockholders as consideration upon completion of the proposed merger between Lexar and March 2006 Merger Corp., a wholly owned subsidiary of Micron, arising from an increase in the exchange ratio that each share of Lexar common stock would receive in the merger. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01                 FINANCIAL STATEMENTS AND EXHIBITS.

(d)    Exhibits

The following exhibit is furnished with this report on Form 8-K:

99.1	Press Release, dated as of June 9, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICRON TECHNOLOGY, INC.
Date: June 12, 2006	By:	/s/ W.G. STOVER, JR.
	Name:	W.G. Stover, Jr.
	Title:	Vice President of Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated June 9, 2006